SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)      October 30, 1996
                                                --------------------------------


                                 ERD WASTE CORP.
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             (Exact name of registrant as specified in its charter)


          Delaware                   33-76200                 11-3121813
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(State or other jurisdiction     (Commission File        (IRS Employer
     of incorporation)                Number)            Identification No.)



    937 East Hazelwood Ave., Rahway, NJ                          07065
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (908) 381-9226
                                                  ------------------------------



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         (Former name or former address, if changed since last report.)


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Item 8.   Change in Fiscal Year

     On October 30. 1996, the Board of Directors of ERD Waste Corp. ("ERD") approved the change of ERD's fiscal year end from January 31 to September 30. The most recent report filed on behalf of ERD was a Form 10-KSB for the fiscal year ended September 30, 1996.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE:  November 13, 1996                     ERD WASTE CORP.

                                             BY: /S/ JOSEPH WISNESKI
                                                --------------------
                                                NAME: JOSEPH WISNESKI
                                                TITLE:    PRESIDENT